Exhibit 99.1

UNITED STATES DISTRICT COURT
NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

)
SECURITIES AND EXCHANGE	)
COMMISSION,	)
)
Plaintiff,	)	Case No. 04 C 0336
)
v.	)	Judge Blanche M. Manning
)
HOLLINGER INTERNATIONAL, INC.,	)	Magistrate Judge Geraldine Soat Brown
)
Defendant.	)
)

NOTICE OF FILING

To: See Attached Service List

     PLEASE TAKE NOTICE that on November 1, 2004,I filed with the United States District Court, Northern District of Illinois, the attached Errata Sheet for the Report of Investigation by the Special Committee of the Board of Directors of Hollinger International Inc., copies of which are being filed and served upon you together with this notice.

Respectfully submitted,

HOLLINGER INTERNATIONAL INC.

By:	/s/ Joan M. Meyers

One of Its Attorneys

Mark V. Chester (00435120)
Joan M. Meyers (06207346)
Attorneys for Defendant
Johnson and Colmar
300 South Wacker Drive, Suite 1000
Chicago, Illinois 60606
(312) 922-1980

SERVICE LIST

Attorneys for Securities & Exchange Commission

Timothy L. Warren
Peter K.M. Chan
Konstantina K. Diamantopoulos
Rebecca R. Goldman
Kathryn A. Pyzska
U.S. Securities & Exchange Commission
175 W. Jackson Blvd., Suite 900
Chicago, Illinois 60604
Telephone: (312) 353-6313
Facsimile: (312) 353-7398

Attorneys for Hollinger, Inc.

Nathan P. Eimer
Andrew G. Klevorn
Adam B. Deutsch
Vanessa G. Jacobsen
Eimer Stahl Klevorn & Solberg LLP
224 South Michigan Avenue, Suite 1100
Chicago, Illinois 60604
Telephone: (312) 660-7604
Facsimile: (312) 692-1718

REPORT OF INVESTIGATION

BY THE

SPECIAL COMMITTEE

OF THE

BOARD OF DIRECTORS OF

HOLLINGER INTERNATIONAL INC.

Gordon A. Paris, Chairman
Graham W. Savage
Raymond G.H. Seitz

Counsel and Advisors
 Richard C. Breeden & Co.
 The Law Offices of Richard C. Breeden

  Counsel
 O’Melveny & Myers LLP

ERRATA SHEET
November 1, 2004

Page, Line	Currently Reads:	Should Read:
9, 12	Only a small sample of these events includes:	Delete “small”
13, 1	In practice, Ravelston changed a fee . . .	In practice, Ravelston charged a fee . . .
19, 12	. . . Hollinger received $39 million les . . .	. . . Hollinger received $39 million less . . .
35, 16	. . . payments of more than $5 million . . .	. . . payments of more than $4.5 million . . .
36, 22	. . . though they should all have know these payments were highly unusual . . .	. . . though they should all have known these payments were highly unusual . . .
40, 16	. . . recovered more than $42 million . . .	. . . recovered approximately $42 million . . .
40, FN 24, 1	. . . the Services Agreement . . .	. . . the Ravelston Management Services Agreement . . .
51, 30	Kenneth Serota, . . . ; 4% shareholder in Horizon . . .	Delete “; 4% shareholder in Horizon”
62, PF 3.5, 1	. . . at the November 15, 2000 closing . . .	. . . at the November 16, 2000 closing . . .
63, PF 5.1, 6	. . . payments of $4.5 million . . .	. . . payments of $5.2 million . . .
64, PF 5.4, 2	. . . HCNLP independent directors . . .	. . . HCNLP independent directors’ . . .
64, PF 5.5, 2	In 2001, Colson expressed his dissatisfaction . . .	In 2000, Colson expressed his dissatisfaction . . .
64, PF 5.5, 4-5	To appease Colson, Black had Hollinger pay him $1,073,319 . . .	To appease Colson, Black had Hollinger pay him $1,073,719 . . .
66, PF 6.9, 14	. . .$3.1 million less than unaffiliated . . .	. . .$3.1 million less than the unaffiliated . . .
67, PF 8.1, 3	They obtained Audit Committee approval . . .	Radler, Boultbee and Atkinson obtained Audit Committee approval . . .
67, PF 8.2, 3-5	Black and Boultbee caused NP Holdings to assume Hollinger’s liability to CanWest without CanWest’s consent, while causing Hollinger to remain the primary obligor.	Boultbee declared that NP Holdings bore Hollinger’ s liability to Can West, even though Hollinger still carried the liability.
67, PF 8.2, 5-6	Black and Boultbee “funded” NP Holdings’ potential liability by making a demand loan from Hollinger to NP Holdings.	Hollinger therefore “funded” NP Holdings’ potential liability by giving NP Holdings $14.6 million prior to selling it to Ravelson, which arranged a demand loan in that amount from NP Holdings to HCPH.
70, PF 12.1, 8	. . . (ii) the September 2000 transfer . . .	. . . (iii) the September 2000 transfer . . .
71, PF 13.4, 4	. . . ratification of its September 2001 approval . . .	. . . ratification of its September 2000 approval . . .
81, 3	. . . HCNLP, APC, HCPH Co., . . .	. . . HCNLP, APC, and HCPH . . .
94, FN 41, 2	. . . HLG’s equity and voting interests in Hollinger has declined . . .	. . . HLG’s equity and voting interests in Hollinger have declined . . .
98, 25-26	(Emphasis added.)	Delete “(Emphasis added.)”

Page, Line	Currently Reads:	Should Read:
117, 2	The Report concludes . . .	The Cook Report concludes . . .
133, 16-17	Thompson explained that when he joined the Audit Committee, he was briefed by Kravis on the procedure for approving the annual fee.	Thompson explained that when he joined the Audit Committee, he was briefed on the procedure for approving the annual fee. (Delete “by Kravis”)
146, FN 93, 5-6	. . . The Edmonton Journal, and the Jerusalem Post.	. . . The Edmonton Journal, and the Jerusalem Post.
149, Table 8, 2	Interec Publishing Co.	Intertec Publishing Co.
149, Table 8, 4	Horizon Publications Inc.** $46.8 million	Horizon Publications Inc.** $43.7 million
149, Table 8, 7	CanWest Global Communications $2.35 billion	CanWest Global Communications $2.1 billion
149, Table 8, 8	Newspaper Holdings Inc. $95 million	Newspaper Holding Inc. $90 million
149, Table 8, 10	Osprey Media Group $3.3 million	Osprey Media Group $22.5 million
149, Table 8, 13	Gross Transaction Value Total $3.57 billion	Gross Transaction Value Total $3.34 billion
162, item 10, 1	. . . Black, Radler, Boultbee and Atkinson to recall . . .	. . . Black, Radler, and Boultbee to recall . . . (Delete “Atkinson”)
167, 18	As with the Forum and CNHI I transactions, Paxton accepted Kipnis’ execution of HLG’s non-competition covenant, even though Kipnis had no authority to sign for HLG.	As with the Forum and CNHI I transactions, Paxton accepted Kipnis’ execution of HLG’s non-competition covenant, even though, unbeknownst to Paxton, Kipnis had no authority to sign for HLG.
168, 3-5	According to David Paxton, CEO of Paxton Media Group, he only sought a non-competition agreement from the seller, Hollinger. It was Hollinger, through Kipnis, that proposed adding HLG and giving 25% of the non-competition allocation.	According to David Paxton, CEO of Paxton Media Group, he sought a non-competition agreement from the seller, Hollinger, and expected the agreement would extend to Hollinger’s affiliates. It was Hollinger, through Kipnis, that inserted HLG and gave HLG 25% of the non-competition allocation in the initial draft acquisition agreement.

2

Page, Line	Currently Reads:	Should Read:
168, 5-7	Although he knew that HLG was Hollinger’s controlling shareholder, he believed at the time (correctly) that HLG did not have any U.S. assets that would constitute a competitive threat.	Although he knew that HLG was Hollinger ‘s controlling shareholder, he believed at the time (correctly) that HLG did not have any U.S. assets. (Delete “that would constitute a competitive threat”)
178, FN 123, 10	As evidence of the questionnaire’s plan meaning . . .	As evidence of the questionnaire’s plain meaning . . .
179, FN 124, 3	. . . received a total of $600,000 . . .	. . . received a total of $1.75 million . . .
191, FN 134, 4	“The Daily Telegraph for $1.21 billion.”	“The Daily Telegraph for $1.3 billion.”
198, FN 146, 2	. . . $1.1 million of “interest” in addition to . . . non-compete payments in the Transaction Agreement and approved by. . .	. . . $1.1 million of “interest” in addition to . . . non-compete payments in the Transaction Agreement that were approved by . . .
205, 4	. . . secretly paid to HLG during 1999 . . .	. . . secretly paid to HLG during 1999 and 2000 . . .
205, FN 151	Sukonick’s memo proposed	Sukonick’s e-mail proposed . . .
210, 4	. . . actually asked him to account of who was being paid and who was doing what at Ravelston.	. . . actually asked him to account for who was being paid and who was doing what at Ravelston.
214, 3	. . . siphon $91 million out of Hollinger’s proceeds . . .	. . . siphon $92 million out of Hollinger’s proceeds . . .
214, FN 158	Back and Radler collectively received $49.1 million . . .	Back and Radler collectively received $50.2 million . . .
214, 9	. . . contained the $91 million in reductions . . .	. . . contained the $92 million in reductions . . .
220, 10	. . . $39 million reduction for CanWest . . .	. . . $39 million reduction in the proceeds to Hollinger from CanWest . . .
222, 7	(Emphasis added.)	Delete “(Emphasis added.)”
222, 10	CanWest did not “insist” on a $16.2 million payment for Black and Radler . . .	CanWest did not “insist” on a $16.8 million payment for Black and Radler . . .
224, 16	. . . $51.8 million in direct payments to themselves. . .	. . . $51.8 million in direct payments to himself, Black, Boultbee and Atkinson. . . .
224, 22	. . . unprecedented payments to themselves . . .	. . . unprecedented payments to Black, Radler, Boultbee and Atkinson . . .
225, 7	. . . (though a reduced sales price) . . .	. . . (through a reduced sales price) . . .
230, 8	. . . attorneys from Cravath, Swain & Moore, who were conducting due diligence . . .	. . . attorneys from Cravath, Swaine & Moore, who were conducting due diligence . . .
231, 23	. . . as an “early termination” and because . . .	. . . as an “early termination fee” and because . . .
238, 7	. . . it failed to do. . .	. . . it failed to do so.

3

Page, Line	Currently Reads:	Should Read:
250, 7	. . . to Osprey for $3.3 million.	. . . to Osprey for $22.5 million.
255, FN 182, 2	. . . formerly a wholly owned subsidiary of HCNLP.	. . . formerly a wholly-owned subsidiary of HCNLP.
259, 19-20	. . . May 2000 Argus & Journal Sale.	. . . May 2000 Argus & Journal Sale.
260, 14	Black and Radler concealed the Bishop and Blackfoot sale . . .	Black and Radler concealed the Bishop and Blackfoot Sale . . .
261, 21	. . . Hollinger’s CEO and Chairman, and as Radler’s longtime close associate.	. . . Hollinger’s then-CEO and Chairman, and as Radler’s longtime close associate.
288-289	Smith	Silas Smith
295, 14	“approximately $400,000.”	“approximately $450,000.”
322, FN 231, 9	. . . an inept description . . .	. . . an inapt description . . .
340, 4	. . . Hollinger Management learned from . . .	. . . Hollinger management learned from . . .
340, 8-9	. . . in a December 1999 e-mail . . .	. . . in a December 1999 memo . . .
340, 14	. . . Digital Incentive Plan, and the Investment Committee . . .	Digital Incentive Plan, and the Digital Investment Committee, . . .
345, 7	(Emphasis added.)	(Emphasis in original.)
352, 13	At the February 22, 2000 Board meeting, when the Digital Incentive Plan was approved, . . .	At the February 22, 2000 Board meeting, when the Digital Incentive Plan was presented, . . .
352, 21	actual gains on iii..	actual gains on iii. (Delete “.”)
354, 6	. . . incentive for thou participants to . . .	. . . incentive for those participants to . . .
356, 15	Besides Tory’s 1999 advice . . .	Besides Torys’ 1999 advice . . .
361, 3	Because the Digital Incentive Plan includes a 25% carried interest . . .	Because the Digital Incentive Plan includes a 22% carried interest . . .
367, 19	. . . investments from Boeing, Seimens and IBM . . .	. . . investments from Boeing, Siemens and IBM . . .
382, 2-3	. . . he negotiated the sale of Grace Tully Collection . . . The Executive Committee’s October 2002 “ratification” of the purchase of Grace Tully Collection . . .	. . . he negotiated the sale of the Grace Tully Collection . . . The Executive Committee’s October 2002 “ratification” of the purchase of the Grace Tully Collection . . .
389, 5	New York City’s Department of Finance, Repeat Sales Price Index . . .	New York City’s Department of Finance Repeat Sales Price Index . . . (Delete “,”)
392, 11	. . . flight to New York on the Concord . . .	. . . flight to New York on the Concorde . . .
398, 13-14	. . . September 21 return. (Black only)	. . . September 21 return (Black only).
398, 17	. . . return on Oct 20 . . .	. . . return on October 20 . . .

4

Page, Line	Currently Reads:	Should Read:
410, FN 282, 11	. . . (upholding multi-million corporate gift . . .)	. . . (upholding multi-million dollar corporate gift . . .)
411, 5	Additionally, the The Daily Telegraph . . .	Additionally, The Daily Telegraph . . .
420, FN 306, 1	Black is Chairman, Kissinger is co-chairman . . .	Black is Chairman, Kissinger is co-Chairman . . .
426, 16	. . . companies related to it including, Ravelston, . . .	. . . companies related to it, including Ravelston, . . . (Move “,”)
426, 17	Black, Radler, Boultbee, Kipnis . . .	Delete “Black,”
436, FN 324, 2	. . . “acted as Chairman and Secretary of the meeting,” have a signature . . .	. . . “acted as Chairman and Secretary of the meeting,” and have a signature . . .
437, FN 325	. . . Boutlbee told Thompson that . . .	. . . Boultbee told Thompson that . . .
440, 9	NP Holdings then “loan the amount . . .”	NP Holdings should then “loan the amount . . .”
443, 10	. . . any circumstance other than on in which . . .	. . . any circumstance other than one in which . . .
461, FN 345, 4	. . . as security for a $80 credit facility. . .	. . . as security for a $54 million credit facility.
493, FN 379, 2	. . . from Black and Radler’s proposals.	. . . from Black’s and Radler’s proposals.
500, 10	The Committee believes . . .	The Special Committee believes . . .
505, 10	. . . Osprey I non-compete payments to the Black, Radler, Boultbee and Atkinson . . .	. . . Osprey I non-compete payments to Black, Radler, Boultbee and Atkinson . . .
505, 25	As discussed earlier in this Report, Delaware law . . .	Delete “As discussed earlier in this Report,”

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CERTIFICATE OF SERVICE

     The undersigned, an attorney, hereby certifies that she caused a copy of the foregoing instrument to be served, by hand delivering a copy thereof to the office each party via hers, his or its local counsel pursuant to Local Rule 83.15, on November 1, 2004.

/s/ Joan M. Meyers

Joan M. Meyers